SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ALPINE GLOBAL DYNAMIC DIVIDEND FUND
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alpine Global Dynamic Dividend Fund
c/o State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

March 29, 2011

Dear Shareholder:

We are writing to inform you of the upcoming annual Meeting of shareholders of the Alpine Global Dynamic Dividend Fund, a Delaware statutory trust (the "Fund"), scheduled to be held on May 9, 2011 (the "Annual Meeting") to elect one Trustee to the Board of Trustees (the "Board") to serve for a three-year term to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified. This proposal is discussed in more detail in the Fund's Proxy Statement, which you should read carefully. The Board believes that this proposal is in the best interests of the Fund and its shareholders, and unanimously recommends that you vote "FOR" the election of Jeffrey E. Wacksman as Trustee.

If you are a shareholder of record as of the close of business on March 14, 2011, you are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. While you are, of course, welcome to join us at the Annual Meeting, most shareholders will cast their votes by filling out and signing the Proxy Card. The Board has recommended the election of Mr. Wacksman as Trustee and encourages you to vote "FOR" his election. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-800-617-7616. Whether or not you are planning to attend the Annual Meeting, we need your vote. Please mark, sign, and date the Proxy Card and promptly return it, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

Samuel A. Lieber, President

Alpine Global Dynamic Dividend Fund
c/o State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

NOTICE OF ANNUAL MEETING
TO BE HELD MAY 9, 2011

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 9, 2011: The Proxy Statement is available at http://www.altmangroup.com/docs/
Alpineglobaldynamicdividendfund.

To the shareholders of the Alpine Global Dynamic Dividend Fund, a Delaware statutory trust (the "Fund"):

Notice is hereby given that the Annual Meeting (the "Meeting") of shareholders of the Fund will be held on May 9, 2011, at 11:00 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.  To elect Mr. Jeffrey E. Wacksman as Trustee to the Board of Trustees for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The proposal is discussed in greater detail in the Fund's Proxy Statement. Shareholders of record at the close of business on March 14, 2011 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the proxy card, so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

Samuel A. Lieber, President

March 29, 2011

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE PROXY CARD. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	REGISTRATIONS	VALID SIGNATURES
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

Alpine Global Dynamic Dividend Fund
c/o State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

PROXY STATEMENT
March 29, 2011

This Proxy Statement is being furnished by the Board of Trustees (the "Board") of the Alpine Global Dynamic Dividend Fund (the "Fund"), to the shareholders of the Fund, in connection with the Fund's solicitation of shareholders' proxies for use at its Annual Meeting (the "Meeting") scheduled to be held May 9, 2011, at 11:00 a.m., Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604 for the purposes set forth below and in the accompanying Notice of Annual Meeting. This Proxy Statement was mailed to registered shareholders only on or about March 29, 2011 and is available on the internet at http://www.altmangroup.com/ docs/Alpineglobaldynamicdividendfund. The Notice of Internet Availability of Proxy Materials was mailed on or about March 29, 2011. At the Meeting, the shareholders of the Fund will be asked:

1.  To elect Mr. Jeffery E. Wacksman as Trustee to the Board of Trustees for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on March 14, 2011 will be entitled to be present and vote at the Meeting. As of that date, there were 25,046,023 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $175,206,485.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the proxy card. In addition, shareholders who received the Notice of Internet Availability of Proxy Materials (the "Notice") by mail, rather than the Proxy Statement, may vote over the internet using the control number found on the Notice. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote "FOR" the election of Mr. Wacksman and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Fund, Andrew Pappert, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the shares of beneficial interest entitled to vote for the election of any Trustee present in person or represented by proxy at a Meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Wacksman as a Trustee. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the election of Mr. Wacksman as Trustee.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a "quorum" must be present. Under the Fund's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be treated as votes cast at the Meeting. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote "against" on proposals requiring any percentage of the outstanding voting securities of the Fund for approval.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to elect Mr. Wacksman as Trustee are not received, the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose an adjournment or postponement of the Meeting without further notice other than announcement at the Meeting until such quorum shall be present. The shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such Meeting on a matter shall also have the power to adjourn the Meeting. Written notice of such an adjournment or postponement stating the place, date and hour thereof, and in the case of a special Meeting, specifying the purpose or purposes thereof, shall be given to each shareholder entitled to vote thereat, at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred thirty (130) days after the original Record Date set for the Meeting. With respect to the election of Mr. Wacksman as Trustee, the persons named as proxies will vote all proxies in favor of adjournment or postponement that voted in favor of the election, and vote against adjournment or postponement all proxies that voted against such election. Abstentions and broker non-votes will have the same effect at any adjourned Meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Fund primarily via the internet or in some cases by mail. In addition, the Fund has retained The Altman Group to assist in the solicitation of proxies for a fee of $1,750 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing and mailing the Proxy Statement and its enclosures. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, Alpine Woods Capital Investors, LLC (the "Investment Adviser"), or State Street Bank and Trust Company ("State Street"), the Fund's administrator, who will not be paid for these services. The Fund, the Investment Adviser or State Street may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Delivery of Proxy to Security Holders Sharing an Address. Only one Notice or proxy statement is being delivered to multiple security holders sharing the same address. If requested, the Fund shall provide a proxy statement to each security holder sharing an address. Such security holders requesting individual proxy statements may call 1-800-617-7616 to place their request.

PROPOSAL

ELECTION OF TRUSTEES

Background. At the Meeting, shareholders will be asked to vote for the election of Mr. Wacksman, to serve as Trustee for a term of three years to expire at the 2014 Annual Meeting and until his successor is duly elected and qualified.

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting "FOR" the election of Mr. Wacksman to serve as a Trustee of the Fund for a term of three years to expire at the 2014 Annual Meeting and until his successor has been duly elected and qualified.

Mr. Wacksman has consented to be named in this Proxy Statement and has agreed to serve if elected. If Mr. Wacksman should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Fund.

Information Concerning the Nominee/ Trustees. The following table sets forth information about Mr. Wacksman for election to the Board of Trustees and each currently-elected member of the Board of Trustees, including his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment and other directorships held during the past five years. Mr. Wacksman and each other independent trustee is not considered to be an "interested person" of the Fund within the meaning of the Investment Company Act or of the Investment Adviser (each an "Independent Trustee" and , collectively, the "Independent Trustees"). Mr. Samuel A. Lieber is considered to be an "interested person" of the Fund within the meaning of the Investment Company Act and of the Investment Adviser.

NOMINEE/INDEPENDENT TRUSTEE

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jeffrey E. Wacksman (1960) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Nominee and Independent Trustee	Until 2011, since June 23, 2006.	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	17	Director, International Succession Planning Association (since 2008); Director, Bondi Icebergs Inc. (women's sportswear) (since 1994); Director, MH Properties, Inc.(land development) (since 1996); Trustee of each of the Alpine Trusts.*

INDEPENDENT TRUSTEES

James A. Jacobson (1945) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2013, since July 21, 2009	Retired (since 2008); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (sales and trading firm) (2003 to 2008).	17	Trustee of each of the Alpine Trusts; Trustee of Allianz Global Investors Multi-Funds (since 2009).*

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
H. Guy Leibler (1954) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2013, since June 23, 2006.	Private investor (since 2007); Vice Chair and Chief Operating Officer, L&L Acquisitions, LLC (office properties management) (2004 to 2007).	17	Chairman Emeritus, White Plains Hospital Center (since 1988); Trustee of each of the Alpine Trusts (since 1996).*

Laurence B. Ashkin (1928) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2012, since June 23, 2006	Real estate developer and construction consultant (since 1980); Founder and President of Centrum Properties, Inc. (real estate)(1980 to 2009).	17	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL (since 2007); Illinois Network of Charter Schools (since 2004); Director, Chicago Public Media (since 2004); Director, Friends of Arizona Public Radio (since 2010); Trustee of each of the Alpine Trusts.*

INTERESTED TRUSTEE

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Samuel A. Lieber** (1956) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Interested Trustee, President and Chairman of the Board	Until 2012, since May 11, 2006.	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	17	Trustee and Chairman of the Board, each of the Alpine Trusts.*

  *  The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Accelerating Dividend Fund), each series of the Alpine Equity Trust (Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Consumer Growth Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund), the Alpine Total Dynamic Dividend Fund and the Alpine Global Premier Properties Fund.

**    Mr. Lieber is the CEO of the Investment Adviser and is also the son of Stephen A. Lieber.

EXECUTIVE OFFICERS

The current executive officers of the Fund, in addition to Samuel A. Lieber, include the following:

Name, Address and Age	Term of Office and Length of Position	Principal Occupation Time Served	During the Past Five Years
Stephen A. Lieber (1925) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Executive Vice President	Indefinite, since June 23, 2006.	Chief Investment Officer, Alpine Woods Capital Investors, LLC (since 2003); Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).

John Megyesi (1960) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Chief Compliance Officer	Indefinite, since March 30, 2009.	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since 2009); Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006 to 2009); Manager, Trading and Surveillance, Allianz Global Investors (2004 to 2006).

Ronald G. Palmer, Jr. (1968) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Chief Financial Officer	Indefinite, since January 5, 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since 2009); Independent Consultant (2008 to 2009); Vice President, Macquarie Capital Investment Management (2007 to 2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004 to 2007).

Meimei Li (1964) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Treasurer	Indefinite, since March 30, 2009	Controller, Alpine Woods Capital Investors, LLC (since 2007); Senior Accountant, Pinnacle Group (2005 to 2007); Senior Auditor, Eisner & Lubin LLP (2001 to 2005).

Andrew Pappert (1980) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Secretary	Indefinite, since March 30, 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since 2008); Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003 to 2008).

Qualifications of Board of Trustees. The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board also believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties support this conclusion.

In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee. Mr. Ashkin has substantial experience in business focusing on real estate development. Mr. Leibler has substantial experience as a senior executive of an operating company. Mr. Wacksman has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Jacobson has substantial experience as a senior executive of a specialist broker. Mr. Lieber has been the Chief Executive Officer of the Investment Adviser since its inception and has substantial experience as an executive and portfolio manager and in leadership roles with Alpine Funds and the Investment Adviser. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the "SEC"), do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board as a whole.

Board Meetings and Committees. The Board held four regular Meetings during the fiscal year ended October 31, 2010. The Board has three standing Committees: (1) the Audit Committee, (2) the Nominating Committee and (3) the Valuation Committee. Each Committee consists of all four of the Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees. For the fiscal year ended October 31, 2010, Mr. Wacksman attended at least 75% of the Meetings of the Board and of the Committees (of which he was a member) held during the period for which he was a Trustee.

Mr. Lieber serves as Chairman of the Board and Mr. Liebler serves as Lead Independent Trustee. The Lead Independent Trustee works with the Chairman of the Board to set the agendas for Board Meetings. The Lead Independent Trustee also serves as a key point person for interaction between management and the Independent Trustees. The Board has determined that its leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management.

Audit Committee. The Board has an Audit Committee consisting of all the Independent Trustees. In addition, the members of the Audit Committee are also "independent," as defined in the Fund's written Charter for the Audit Committee. The members of the Audit Committee are Mr. Leibler, Mr. Wacksman, Mr. Ashkin and Mr. Jacobson. Mr. Leibler serves as the Chairman of the Audit Committee. Mr. Ashkin serves as the Audit Committee Financial Expert.

The Audit Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund's accounting, auditing and financial reporting practices, the qualifications and independence of the Fund's independent registered public accounting firm and the Fund's compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to its Investment Adviser and service providers if the engagement relates directly to the Fund's operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Fund's investment advisory arrangements. The Board has adopted a written Charter for the Audit Committee, which is available at the Fund's website, www.alpinecef.com. The Audit Committee met four times during the fiscal year ended October 31, 2010.

Nominating Committee. The Board has a Nominating Committee consisting of all the Independent Trustees. The members of the Nominating Committee are Mr. Leibler, Mr. Wacksman, Mr. Ashkin and Mr. Jacobson. Mr. Leibler serves as the Chairman of the Nominating Committee.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committee will review shareholders' nominations to fill vacancies on the Board. Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Fund's By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the Chairman of the Nominating Committee at the principal executive offices of the Fund not later than 60 days prior to the shareholder Meeting at which any such nominee would be voted on.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund's business.

The Nominating Committee met once during the fiscal year ended October 31, 2010. The Board has adopted a written Charter for the Nominating Committee, which is available at the Fund's website, www.alpinecef.com.

Service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund's investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Investment Adviser and various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's and the Investment Adviser's Chief Compliance Officer as well as personnel of other service providers, such as the Fund's independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-

related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board's risk management oversight is subject to inherent limitations.

Valuation Committee. The Board has a Valuation Committee consisting of all the Independent Trustees. The members of the Valuation Committee include Mr. Leibler, Mr. Wacksman, Mr. Ashkin and Mr. Jacobson. Mr. Wacksman serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of portfolio securities and other investments; and (2) as required by the Fund's valuation policies, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee met four times during the fiscal year ended October 31, 2010. The Board has adopted a written Charter for the Valuation Committee, which is available at the Fund's website, www.alpinecef.com.

Communication to the Trustees. Shareholders may contact the Trustees directly by contacting the Secretary of the Fund at the principal executive offices of the Fund with such request. Such correspondence should be sent to Andrew Pappert, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Compensation of Trustees. Under the federal securities laws, the Fund is required to provide to its shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Investment Adviser during its prior fiscal year.

The table below sets forth the amount of compensation the Trustees received from the Fund during the fiscal year ended October 31, 2010. Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustee
Jeffrey E. Wacksman	$16,000	$60,000
Laurence B. Ashkin	$16,000	$60,000
H. Guy Leibler	$20,000	$75,000
James A. Jacobson	$16,000	$60,000
Samuel A. Lieber	$0	$0

Management Ownership. To the knowledge of the Fund's management, before the close of business on March 14, 2011, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The following table sets forth the aggregate dollar range of equity securities beneficially owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2010:

Amount Invested Key

  A.  None

  B.  $1-$10,000

  C.  $10,001-$50,000

  D.  $50,001-$100,000

  E.  over $100,000

Name of Trustee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex*
Independent Trustees
Jeffrey E. Wacksman	C	E
Laurence B. Ashkin	A	B
H. Guy Leibler	B	C
James A. Jacobson	A	A
Interested Trustee
Samuel A. Lieber	B	E

  *  The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, and Alpine Accelerating Dividend Fund), each series of the Alpine Equity Trust (Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Consumer Growth Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund) and the Alpine Total Dynamic Dividend Fund and the Alpine Global Premier Properties Fund.

Trustee Transactions with Fund Affiliates. As of March 14, 2011 neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Investment Adviser, or an affiliate of or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families had any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

Required Vote. The election of a Trustee to the Board of Trustees requires the affirmative vote of a plurality of the shares of beneficial interest entitled to vote for the election of any Trustee, represented in person or by proxy at a Meeting of the shareholders with a quorum present. For purposes of the election of Mr. Wacksman, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Wacksman as Trustee.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MR. WACKSMAN TO THE BOARD OF TRUSTEES. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Fund's Investment Adviser is Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577. The Fund's administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. State Street also serves as the Fund's Custodian for the Fund's securities and cash. The Fund's transfer and dividend disbursing agent is Boston Financial Data Services, Inc. ("BFDS") and is located at PO Box 8061, Boston, MA 02266.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP ("Deloitte"), 555 East Wells Street, Milwaukee, Wisconsin, 53202 currently serves as the independent registered public accountant for the Fund. Representatives of Deloitte are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Fund has engaged Deloitte to perform audit services, audit-related services, tax services and other services for the current fiscal year. "Audit services" refer to performing an audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the fiscal year ended October 31, 2010 for audit fees, audit-related fees, tax fees and other fees by Deloitte:

	Aggregate Total for Fiscal Year Ended 10/31/09	Aggregate Total for Fiscal Year Ended 10/31/10
Audit Fees	$28,400	$61,750
Audit-Related Fees	$0	$0
Tax Fees	$4,615	$4,900
All Other Fees	$0	$0

The Fund's Audit Committee adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund. All of Deloitte's hours spent on auditing the Fund's financial statements were attributed to work performed by full-time permanent employees of Deloitte.

Since inception, and for the past two fiscal years, Deloitte has not billed the Fund or the Investment Adviser (or any entity controlling, controlled by or under common control with the Investment Adviser) for, nor accrued for on behalf of the Fund or the Investment Adviser, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser is compatible with maintaining Deloitte's independence, and has concluded that the provision of such non-audit services by Deloitte has not compromised its independence.

Audit Committee Report. The Audit Committee has met and held discussions with Deloitte, the Fund's independent registered public accountant. The independent registered public accountant represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Fund's audited financial statements for the most recently completed fiscal year; (ii) discussed with the Fund's independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) obtained from Deloitte a formal written statement consistent with Independence Standards

Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between Deloitte and the Fund that might bear on Deloitte's independence and discussed with Deloitte any relationships that may impact Deloitte's objectivity and independence and satisfied itself as to Deloitte's independence.

Based upon the Audit Committee's discussion with Deloitte and the Audit Committee's review of the representations of Deloitte and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report for the fiscal year ended October 31, 2010 filed with the SEC.

The members of the Audit Committee are Mr. Leibler, Mr. Wacksman, Mr. Ashkin and Mr. Jacobson.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's shares of beneficial interest, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the reports filed with the SEC, the Fund believes that during the fiscal year ended October 31, 2010, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with.

Information Pertaining to Certain Shareholders. To the knowledge of the Fund's management, before the close of business on March 14, 2011, the following tables sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5) percent of the outstanding shares of the Fund is set forth in the following table:

5% or Greater Shareholders*

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
First Clearing LLC 10700 Wheat First Dr. WS 1023 Glen Allen, VA 23060	4,704,594	18.78%	Beneficial

National Financial Services LLC 200 Liberty Street New York, NY 10281	2,889,778	11.54%	Beneficial

Charles Schwab 211 Main St. San Francisco, CA 94105	1,739,116	6.94%	Beneficial

Bank of New York 111 Sanders Creek Parkway East Syracuse, NY 13057-1381	1,702,889	6.80%	Beneficial

Citigroup Global Markets 111 Wall Street New York, NY 10005	1,376,247	5.49%	Beneficial

TD Ameritrade, Inc. 4211 S. 102nd Street Omaha, NE 68127	1,322,053	5.28%	Beneficial

  *  To the knowledge of the Fund's management, before the close of business on March 14, 2011, the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

INFORMATION ABOUT THE FUND

The Fund is required by federal securities law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Reports to Shareholders. THE MOST RECENT ANNUAL REPORT OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY FREE OF CHARGE, PLEASE CONTACT STATE STREET BANK AND TRUST COMPANY, ONE LINCOLN STREET, BOSTON, MASSACHUSETTS 02111, OR 1-800-617-7616, AND IT WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC'S WEBSITE, WWW.SEC.GOV, AND AT WWW.ALPINECEF.COM.

GENERAL INFORMATION

Other Matters to Come Before the Meeting. The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual Meeting of shareholders to be held in 2012 should be received by the Secretary of the Fund no later than October 1, 2011. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Proposals of business to be considered by the Fund's shareholders may be made at an annual Meeting of shareholders (1) by or at the direction of the Board of Trustees or (2) by any shareholder of the Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Fund's by-laws to the time of the annual Meeting, who is entitled to vote at the annual Meeting on any such business.

Pursuant to the Fund's by-laws, for any business to be properly brought before an annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under the Fund's by-laws and shall be delivered to the Secretary at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day before the first anniversary of the date of the proxy statement for the preceding year's annual Meeting; provided, however, that in the event the date of the annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual Meeting, or in the event that no annual Meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual Meeting is first made. The public announcement of a postponement or adjournment or postponement of an annual Meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

Any shareholder's notice shall set forth as to each matter the items required under the Fund's by-laws.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE PROXY CARD IS REQUESTED.

Samuel A. Lieber, President

Purchase, New York
March 29, 2011

PROXY

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MAY 9, 2011

This proxy is solicited by the Board of Trustees. The undersigned hereby appoints Samuel A. Lieber and Andrew E. Pappert, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Alpine Global Dynamic Dividend Fund (“the Fund”), to be held on May 9, 2011, at 11:00 a.m. Eastern Time, at 711 Westchester Avenue, White Plains, New York 10604 (the “Meeting”), or any adjournments or postponements thereof to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on March 14, 2011. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Note: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

 FOLD HERE

YOUR VOTE IS VERY IMPORTANT.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the direction of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof. Please indicate by filling in the appropriate box below.

Please fill in the box as shown using black or blue ink or number 2 pencil

		FOR	WITHHOLD
1.	Elect two Trustees to the Board of Trustees:

a) Jeffrey E. Wacksman

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy card, or by attending the Meeting and voting in person.

You can find the proxy statement online at: http://www.altmangroup.com/docs/Alpineglobaldynamicdividendfund

SCANNER BAR CODE	Class

TAG ID: 12345678	Cusip: 02082E106